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                                                                    EXHIBIT 99.A

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K/A for the period ending December 31, 2002, of El Paso Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
L. Kuehn, Jr., Chairman of the Board and Chief Executive Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/    RONALD L. KUEHN, JR.
                                          --------------------------------------
                                                   Ronald L. Kuehn, Jr.
                                             Chairman of the Board and Chief
                                                    Executive Officer
                                              (Principal Executive Officer)

                                          June 25, 2003

     A signed original of this written statement required by Section 906 has been provided to El Paso Corporation and will be retained by El Paso Corporation and furnished to the Securities and Exchange Commission or its staff upon request.